UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310

Englewood, CO 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2021, Gevo, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) online via live audio webcast, at which the Company’s stockholders approved an amendment and restatement of the Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan was amended primarily to increase the number of authorized shares under the 2010 Plan by 16,000,000 shares. The 2010 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2010 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2021 (the “Proxy Statement”). The summaries of the 2010 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2010 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2021, the Company held the Annual Meeting online via live audio webcast. Based on the final voting results, Proposals No. 1, 2, 3 and 5 were approved and Proposal No. 4 was not approved. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:

Proposal No. 1 — Election of one Class II director to hold office until the 2024 Annual Meeting of Stockholders, and until his successor has been duly elected and qualified.

Nominee:	For	Withhold	Broker Non-Votes
Andrew J. Marsh	52,608,254	2,500,985	48,310,309

Proposal No. 2 — Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
100,548,554	1,460,184	1,410,810	—

Proposal No. 3 — Approval of an amendment and restatement of the Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
36,606,837	17,062,681	1,439,721	48,310,309

Proposal No. 4 — Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock from 250,000,000 shares to 500,000,000 shares.

For	Against	Abstain	Broker Non-Votes
83,783,844	17,881,304	1,754,400	—

Proposal No. 5 — Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
47,427,787	5,275,662	2,405,790	48,310,309

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Gevo, Inc. Amended and Restated 2010 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: June 11, 2021	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
Vice President - General Counsel and Secretary